Significant contingent liabilities and unrecognized contract commitments	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Significant contingent liabilities and unrecognized contract commitments

32. Significant contingent liabilities and unrecognized contract commitments

On June 1, 2022, the Company entered into a contract to acquire a building (including land) in Taichung, Taiwan, intended for use as its new headquarters. Following a subsequent price adjustment, the total consideration for the acquisition was revised to NT$ 120,000,000 ($3,825,311).

As of December 31, 2025, the Company has made total payments amounting to NT$20,000,000 (equivalents to $637,552). The remaining balance of NT$ 100,000,000 (equivalents to $3,187,759) is scheduled to be settled upon the approval of the associated bank loan and the formal completion of the transaction.